SEMIANNUAL REPORT

Templeton Foreign Fund

[MAP GRAPHIC]

February 29, 2000

[FRANKLIN TEMPLETON LOGO]



[GRAPHIC -- FRANKLIN TEMPLETON: CELEBRATING OVER 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF MARK HOLOWESKO APPEARS HERE]


MARK G. HOLOWESKO, CFA
Portfolio Manager
Templeton Foreign Fund

Mark G. Holowesko is president and portfolio manager of Templeton Foreign Fund and several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

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SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Foreign Fund covers the six months ended February 29, 2000. During this time, relatively low interest rates, benign inflation and increasing productivity contributed to the strong performance of many global economies and equity markets. However, most investor attention focused on the U.S. markets, particularly the tech-heavy Nasdaq Composite(R) Index,(1) which started the reporting period at 2739 and closed at a record high of 4697 on February 29, an increase of 71.61%. Within this environment, Templeton Foreign Fund - Class A posted a six-month cumulative total return of 0.92% as shown in the Performance Summary on page 8. The Fund's


1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 2/29/00).

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount.

The SOI begins on page 15.


CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................    8

Financial Highlights & Statement of Investments ...........................   11

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   25


[FUND CATEGORY PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION BASED ON TOTAL NET ASSETS 2/29/00


European Stocks                                         42.3%
Asian Stocks                                            21.6%
Latin American Stocks                                    9.0%
Australian & New Zealand Stocks                          4.5%
North American Stocks                                    3.0%
Mid-East/African Stocks                                  1.0%
Fixed-Income Securities                                  5.4%
Short-Term Investments & Other Net Assets               13.2%


benchmark, the Morgan Stanley Capital International(R) Europe, Australasia, Far East Index (MSCI(R) EAFE(R)) rose 13.77% during the same period.(2)

The Fund's performance was hindered by the fact that throughout the period, we adhered to our value style strategy, investing in unpopular sectors of Asian and European markets: cyclical stocks, industrial companies and out-of-favor financial issues. Performance benefited from the return of investors to Asia, and sharp rallies in France, Finland and Germany. Though we had a number of excellent gains in our Japanese positions, the Fund's relative underweighting in that country compared to the MSCI EAFE caused us to lag that index during the period.

EUROPE

Among the Fund's largest European holdings were Volvo (Sweden), Aventis (France), Koninklijke Philips Electronics (Netherlands), and BMW (Germany). The U.K. market has underperformed the continental European markets for two years. Aerospace and retail stocks in particular have performed poorly. Among the Fund's largest U.K. holdings are Rolls-Royce, a manufacturer of industrial gas turbine engines for civil and military aircraft, and Marks & Spencer, a major retail department store operator. Rolls-Royce sells at only 11x our expected earnings estimate for 2000. Because of a difficult operating environment, Marks & Spencer's share price has declined to a level that's close to the value of its real estate holdings alone, implying its retail trading operations are virtually worthless to


2. The unmanaged MSCI EAFE Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is the Index representative of the Fund's portfolio.



2



investors. However, investors have received a 5.43% dividend yield while management restructures operations intended to improve profitability. We believe the franchise of the company, which has traditionally maintained a reputation as a top British retailer, remains intact.

In Germany, we added to several holdings we believe might benefit from the possible reduction of tax rates, such as BMW, Veba and Adidas. Taxes are generally much higher in Europe than in the United States, and although Europe has completed a year with its common currency and interest rates converging, the region does not enjoy a common level of taxation. Recognizing that uneven taxation has hampered investment and European competitiveness, politicians are debating legislation to lower corporate and personal tax levels. If they succeed, the result could be higher corporate profits and the breaking up of corporate cross holdings, as many German companies hold huge stakes in the common shares of other German companies. Many of these German companies have shown a desire to reduce these holdings, but this has so far been hindered by high tax rates.(3)

ASIA

As of February 29, 2000, some of our larger Asian positions included Japan's Sony Corp., Singapore Airlines, and South Korea's SK Telecom. During the reporting period, the rising prices of many of our Pacific Rim holdings led us to take some profits and reduce some positions. Despite this, we still maintained an overweight position in Hong Kong at period's end compared to the MSCI EAFE Index. Our largest Hong Kong


3. Source: Templeton Du Pont analysis.


TOP 10 COUNTRIES REPRESENTED IN THE FUND* 2/29/00


                                             % OF TOTAL
COUNTRY                                     NET ASSETS
----------------------------------------------------------------------------
United Kingdom                               15.7%
Hong Kong                                    10.7%
Japan                                         6.7%
Germany                                       5.8%
France                                        4.9%
Netherlands                                   4.3%
Sweden                                        4.3%
Brazil                                        4.0%
Australia                                     3.6%
Mexico                                        3.0%
South Korea                                   2.5%


*Based on equity securities.


                                                                              3



position, Cheung Kong Holdings, a real estate development and investment company, was selling at a substantial discount to its investment in Hutchison Whampoa. By the end of the reporting period, Cheung Kong's ownership of Hutchison shares were valued in excess of Cheung Kong's total market value despite its considerable land assets.

On the buy side, rising interest rates pushed down the prices of banking stocks in Australia, and we used this weakness to build our position in National Australia Bank during the middle of the reporting period. One of the largest and most competitive banks in Australia, its share price had fallen by one-third, and was selling at 10x our projected 2000 earnings when we bought it.

LATIN AMERICA

The Fund's exposure to Latin America, which decreased slightly from 9.2% of total net assets at the beginning of the period to 9.0% by the end of February, contributed greatly to its overall performance. As in Europe, an encouraging development in Latin America has been a rise in corporate activity. In Mexico, Brazil and Argentina, we focused the Fund's positions toward the telecommunications sector. Bids from European companies such as Spain's Telefonia for Latin telecom operators, coupled with the excitement of Internet participation by the sector, have driven share prices up sharply. Although we have trimmed some holdings, telecommunications remains our largest industry investment in the region. Latin markets and economies have benefited from the strong growth in the U.S. and an abnormal amount of North American liquidity.




4



LOOKING FORWARD

Our analysis of equity markets during the reporting period reveals the potential for dramatic divergence of performance between industry sectors. Many stock prices were based on unrealistic prospects while others were selling at historically low valuations. The most-overvalued companies were providing the best performance, with prices often defying logic. Understandably, many professional investors have become nervous about the extent of these valuations, the size and importance of the market relative to the economy, and the amount of speculation. We believe these concerns are best illustrated by the 50%-plus increase in U.S. margin debt during the reporting period, which rose from $176 billion to over $265 billion, and the willingness of investors to pay huge sums for stocks of companies with no earnings and little revenue.(4) Even those who invest only outside the U.S. worry that a significant decline in U.S. securities will jeopardize global growth, since the U.S. economy has been such a catalyst in maintaining economic activity the world over.

4. Source: Bloomberg(R); Margin Debt Index. On average, margin debt in the United States increased 50.35% for the six-month period ending 2/29/00, rising from $176.4 billion to $265.2 billion. Figures are calculated from NYSE member organizations that are required to report monthly their aggregate debits in margin accounts (how much stock was purchased on margin).


TOP 10 EQUITY HOLDINGS
2/29/00


COMPANY                                          % OF TOTAL
INDUSTRY, COUNTRY                                NET ASSETS
-----------------                                ----------
  Cheung Kong Holdings Ltd.,
  Multi-Industry, Hong Kong*                        1.9%

  SK Telecom Co Ltd., ADR,
  Telecommunications,
  South Korea                                       1.7%

  Telefonos de Mexico
  SA (TelMex), ADR,
  Telecommunications, Mexico                        1.6%

  Singapore Airlines Ltd.,
  Transportation, Singapore                         1.6%

  National Australia Bank Ltd.,
  Banking, Australia                                1.5%

  HSBC Holdings PLC,
  Banking, Hong Kong                                1.5%

  Nomura Securities,
  Financial Services, Japan                         1.5%

  Koninklijke Philips
  Electronics NV,
  Electrical & Electronics,
  Netherlands                                       1.4%

  Fuji Photo Film Co. Ltd.,
  Electrical & Electronics, Japan                   1.3%

  Nippon Telegraph &
  Telephone Corp.,
  Telecommunications, Japan                         1.3%

* Hong Kong reverted to the sovereignty of China on July 1, 1997.


                                                                               5


AVERAGE STOCK VALUATION
Price to Earnings Ratio
Templeton Foreign, MSCI EAFE
& Nasdaq Composite



8/31/99 - 2/29/00
-------------------------------------------------------
Templeton Foreign Fund                         16.7x
MSCI EAFE Index                                38.8x
Nasdaq Composite Index                        222.4x



There is, however, a difference between our holdings and the general market. This difference is illustrated by the valuation table to the left and the chart below, which show the average valuation of our holdings in the Fund compared to the valuations of the stocks in the Nasdaq Composite and MSCI EAFE Indexes. In most cases, we are holding or buying securities that are well over 50% cheaper than the overall market. In our assessment, this provides significant long-term possibilities not available to those who base investment decisions on trends alone.


[LINE GRAPH]

AVERAGE STOCK VALUATION*


PRICE TO EARNINGS RATIO
Templeton Foreign vs. MSCI EAFE & Nasdaq Composite
(8/31/99 - 2/29/00)


            TEMPLETON FOREIGN       MSCI EAFE INDEX          NASDAQ COMPOSITE
Aug-99            16.60                  35.30                    116.92
Sept-99           16.00                  35.40                    145.71
Oct-99            15.80                  39.20                    114.14
Nov-99            17.60                  38.80                    208.31
Dec-99            18.70                  42.80                    281.08
Jan-00            17.10                  40.20                    326.00
Feb-00            15.20                  40.20                    364.35


*Source: Bloomberg.


In months to come, we shall continue to search the globe for bargain stocks, employing our time-tested strategy of diversification which allows us to spread risk over a large number of countries and industries, and helps to expand the areas for discovering undervalued assets. Of course, there are special risks involved with global investing related to market, currency,




6


economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has increased 1,322% in the past 15 years, but has suffered 6 declines of more than 15% during the same time.5 While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Foreign Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,


/s/ Mark G. Holowesko

Mark G. Holowesko, CFA
President
Templeton Foreign Fund



5. Source: Bloomberg, Hang Seng Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities, and Properties.


This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.



                                                                     7



CLASS A
Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00
Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

Six-Month Total Return     0.92%
Net Asset Value (NAV)      $10.17 (2/29/00)    $10.49 (8/31/99)
Change in NAV               - $0.32


Distributions (9/1/99-2/29/00)

                           Dividend Income           $0.3146
                           Short-Term Capital Gain   $0.0183
                           Long-Term Capital Gain    $0.0748
                           TOTAL                     $0.4077

CLASS B

Six-Month Total Return     0.60%
Net Asset Value (NAV)      $10.09 (2/29/00)    $10.43 (8/31/99)
Change in NAV               - $0.34

Distributions (9/1/99-2/29/00)

                           Dividend Income           $0.3002
                           Short-Term Capital Gain   $0.0183
                           Long-Term Capital Gain    $0.0748
                           TOTAL                     $0.3933

CLASS C

Six-Month Total Return     0.54%
Net Asset Value (NAV)      $10.05 (2/29/00)    $10.31 (8/31/99)
Change in NAV               - $0.26

Distributions (9/1/99-2/29/00)

                           Dividend Income           $0.2158
                           Short-Term Capital Gain   $0.0183
                           Long-Term Capital Gain    $0.0748
                           TOTAL                     $0.3089

ADVISOR CLASS

Six-Month Total Return     1.05%
Net Asset Value (NAV)      $10.16 (2/29/00)    $10.50 (8/31/99)
Change in NAV               - $0.34

Distributions (9/1/99-2/29/00)

                           Dividend Income           $0.3475
                           Short-Term Capital Gain   $0.0183
                           Long-Term Capital Gain    $0.0748
                           TOTAL                     $0.4406

8             Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                                  INCEPTION
CLASS A                             1-YEAR          5-YEAR          10-YEAR       (10/5/82)
Cumulative Total Return(1)          23.73%         74.02%          170.42%         1157.49%
Average Annual Total Return(2)      16.66%         10.40%            9.81%           15.19%
Value of $10,000 Investment(3)     $11,666        $16,402          $25,487         $118,492

                                                  INCEPTION
CLASS B                             1-YEAR         (1/1/99)
Cumulative Total Return(1)          22.96%          30.15%
Average Annual Total Return(2)      18.96%          20.48%
Value of $10,000 Investment(3)     $11,896         $12,615


                                                                INCEPTION
CLASS C                             1-YEAR         3-YEAR        (5/1/95)
Cumulative Total Return(1)          22.87%          26.03%         62.41%
Average Annual Total Return(2)      20.63%           7.65%         10.14%
Value of $10,000 Investment(3)     $12,063         $12,474        $16,083

                                                                                INCEPTION
ADVISOR CLASS(4)                    1-YEAR         5-YEAR         10-YEAR       (10/5/82)
Cumulative Total Return(1)          24.13%          77.08%        175.17%        1179.58%
Average Annual Total Return(2)      24.13%          12.11%         10.65%          15.70%
Value of $10,000 Investment(3)     $12,413         $17,708        $27,517        $127,958

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 35.62% and 9.84% respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.                            9



TEMPLETON FOREIGN FUND

CLASS A
If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $113,792 on February 29, 2000. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), with income dividends and capital gains reinvested as shown through February 29, 2000.*

[CLASS A LINE GRAPH]


This 3-dimensional mountain chart shows the value of a hypothetical $10,000 investment in Templeton Foreign Fund for the period 10/5/82 (inception) to 2/29/00.

PERIOD END       TOTAL VALUE       PRINCIPAL +   PRINCIPAL       INFLATION      PRINCIPAL      INCOME    CAP GAINS         CPI
                                   CAP GAINS     DIVIDENDS
10/05/1982           9,423           9,423        9,423          10,000          9,423
12/31/1982           9,823           9,823        9,823           9,965          9,823                                     -0.35%
12/31/1983          13,410          13,217       13,362          10,343         13,169            193         48            3.79%
12/31/1984          13,250          12,759       13,094          10,751         12,603            491        156            3.95%
12/31/1985          16,812          15,735       16,566          11,160         15,489          1,077        246            3.80%
12/31/1986          21,648          19,896       19,903          11,283         18,151          1,752      1,745            1.10%
12/31/1987          27,006          24,190       23,252          11,782         20,436          2,816      3,754            4.43%
12/31/1988          32,946          28,790       26,865          12,303         22,709          4,156      6,081            4.42%
12/31/1989          43,006          36,619       33,854          12,875         27,467          6,387      9,152            4.65%
12/31/1990          41,712          34,542       31,870          13,662         24,700          7,170      9,842            6.11%
12/31/1991          49,325          40,076       36,198          14,080         26,949          9,249     13,127            3.06%
12/31/1992          49,372          39,496       34,964          14,488         25,088          9,876     14,408            2.90%
12/31/1993          67,549          53,489       47,393          14,887         33,333         14,060     20,156            2.75%
12/31/1994          67,783          53,552       45,397          15,284         31,166         14,231     22,386            2.67%
12/31/1995          75,343          58,571       49,210          15,672         32,438         16,772     26,133            2.54%
12/31/1996          88,903          67,602       57,909          16,193         36,608         21,301     30,994            3.32%
12/31/1997          94,815          71,753       58,220          16,468         35,158         23,062     36,595            1.70%
12/31/1998          90,181          68,140       51,688          16,733         29,647         22,041     38,493            1.61%
12/31/1999         125,541          92,229       72,959          17,182         39,647         33,312     52,582            2.68%
02/29/200          113,792          83,597       66,131          17,324         35,936         30,195     47,661            0.83%



* Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current maximum 5.75% initial sales charge; thus, actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers three other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

10




TEMPLETON FOREIGN FUND
Financial Highlights

                                                                               CLASS A
                                        -------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                        FEBRUARY 29, 2000   -----------------------------------------------------------------
                                          (UNAUDITED)+         1999+         1998          1997          1996         1995
                                        -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
  period..............................          $10.49            $8.43        $11.40         $9.97        $9.62       $10.01
                                        -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income................             .06              .27           .30           .32          .27          .23
 Net realized and unrealized gains
   (losses)...........................             .03             2.82         (2.11)         1.56          .69          .05
                                        -------------------------------------------------------------------------------------
Total from investment operations......             .09             3.09         (1.81)         1.88          .96          .28
                                        -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income................            (.32)            (.26)         (.32)         (.28)        (.25)        (.16)
 Net realized gains...................            (.09)            (.77)         (.84)         (.17)        (.36)        (.51)
                                        -------------------------------------------------------------------------------------
Total distributions...................            (.41)           (1.03)        (1.16)         (.45)        (.61)        (.67)
                                        -------------------------------------------------------------------------------------
Net asset value, end of period........          $10.17           $10.49         $8.43        $11.40        $9.97        $9.62
                                        =====================================================================================
Total Return*.........................            .92%           40.36%      (17.89)%        19.55%       10.68%        3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....     $12,073,224      $11,940,654   $10,745,504   $14,367,787   $9,602,209   $6,941,238
Ratios to average net assets:
 Expenses.............................           1.19%**          1.13%         1.12%         1.08%        1.12%        1.15%
 Net investment income................           1.12%**          2.92%         2.79%         3.28%        3.09%        2.81%
Portfolio turnover rate...............          25.68%           26.11%        38.27%        37.28%       15.91%       21.78%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.
                                                                              11




TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                  CLASS B
                                                                  ---------------------------------------
                                                                  SIX MONTHS ENDED
                                                                  FEBRUARY 29, 2000        PERIOD ENDED
                                                                     (UNAUDITED)         AUGUST 31, 1999+
                                                                     ------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................            $10.43                 $8.39
                                                                  ---------------------------------------
Income from investment operations:
 Net investment income......................................               .01                   .14
 Net realized and unrealized gains..........................               .04                  1.90
                                                                  ---------------------------------------
Total from investment operations............................               .05                  2.04
                                                                  ---------------------------------------
Less distributions from:
 Net investment income......................................              (.30)                   --
 Net realized gains.........................................              (.09)                   --
                                                                  ---------------------------------------
Total distributions.........................................              (.39)                   --
                                                                  ---------------------------------------
Net asset value, end of period..............................            $10.09                $10.43
                                                                  =======================================
Total Return*...............................................              .60%                24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................           $38,543               $16,765
Ratios to average net assets:
 Expenses...................................................             1.94%**               1.91%**
 Net investment income......................................              .22%**               2.14%**
Portfolio turnover rate.....................................            25.68%                26.11%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

 12



TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                               CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                            FEBRUARY 29, 2000   ----------------------------------------------------------
                                              (UNAUDITED)++       1999++        1998         1997        1996      1995+
                                            ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......         $10.31            $8.30       $11.25        $9.87      $9.59      $9.16
                                            ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .02              .19          .22          .26        .30        .03
 Net realized and unrealized gains
   (losses)...............................            .03             2.79        (2.07)        1.52        .58        .40
                                            ------------------------------------------------------------------------------
Total from investment operations..........            .05             2.98        (1.85)        1.78        .88        .43
                                            ------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.22)            (.20)        (.26)        (.23)      (.24)        --
 Net realized gains.......................           (.09)            (.77)        (.84)        (.17)      (.36)        --
                                            ------------------------------------------------------------------------------
Total distributions.......................           (.31)            (.97)       (1.10)        (.40)      (.60)        --
                                            ------------------------------------------------------------------------------
Net asset value, end of period............         $10.05           $10.31        $8.30       $11.25      $9.87      $9.59
                                            ==============================================================================
Total Return*.............................           .54%           39.45%     (18.46)%       18.65%      9.78%      4.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........     $1,199,640       $1,196,084   $1,159,810   $1,303,639   $527,443    $63,428
Ratios to average net assets:
 Expenses.................................          1.94%**          1.88%        1.87%        1.83%      1.87%      1.90%**
 Net investment income....................           .37%**          2.15%        2.07%        2.62%      2.63%      1.86%**
Portfolio turnover rate...................         25.68%           26.11%       38.27%       37.28%     15.91%     21.78%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
++Based on average weighted shares outstanding.
                                                                              13




TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                     ADVISOR CLASS
                                                              -----------------------------------------------------------
                                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                              FEBRUARY 29, 2000      ------------------------------------
                                                                (UNAUDITED)++        1999++        1998++         1997+
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period....................            $10.50             $8.44         $11.42        $10.26
                                                              -----------------------------------------------------------
Income from investment operations:
 Net investment income..................................               .07               .29            .33           .07
 Net realized and unrealized gains (losses).............               .03              2.81          (2.12)         1.09
                                                              -----------------------------------------------------------
Total from investment operations........................               .10              3.10          (1.79)         1.16
                                                              -----------------------------------------------------------
Less distributions from:
 Net investment income..................................              (.35)             (.27)          (.35)           --
 Net realized gains.....................................              (.09)             (.77)          (.84)           --
                                                              -----------------------------------------------------------
Total distributions.....................................              (.44)            (1.04)         (1.19)           --
                                                              -----------------------------------------------------------
Net asset value, end of period..........................            $10.16            $10.50          $8.44        $11.42
                                                              ===========================================================
Total Return*...........................................             1.05%            40.65%       (17.75)%        11.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).......................           $95,089           $77,203        $50,022      $139,100
Ratios to average net assets:
 Expenses...............................................              .94%**            .88%           .87%          .83%**
 Net investment income..................................             1.36%**           3.18%          3.08%         3.37%**
Portfolio turnover rate.................................            25.68%            26.11%         38.27%        37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997. ++Based on average weighted shares outstanding.

                       See Notes to Financial Statements.


 14




TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS 77.0%
AEROSPACE & MILITARY TECHNOLOGY 1.7%
BAE Systems PLC.............................................  United Kingdom      17,719,364     $    87,484,901
Rolls-Royce PLC.............................................  United Kingdom      43,705,493         142,131,685
                                                                                                 ---------------
                                                                                                     229,616,586
                                                                                                 ---------------
APPLIANCES & HOUSEHOLD DURABLES 1.0%
Sony Corp. .................................................      Japan              453,803         134,255,132
                                                                                                 ---------------
AUTOMOBILES 2.6%
Autoliv Inc., SDR...........................................      Sweden             221,354           5,908,160
Bayerische Motorenwerke AG BMW..............................     Germany           5,882,300         151,773,522
Regie Nationale des Usines Renault SA.......................      France           1,600,000          63,772,637
Volvo AB, B.................................................      Sweden           5,541,000         130,514,030
                                                                                                 ---------------
                                                                                                     351,968,349
                                                                                                 ---------------
BANKING 7.7%
*Alliance & Leicester PLC...................................  United Kingdom       9,000,000          80,700,923
Australia & New Zealand Banking Group Ltd. .................    Australia         18,859,796         115,943,030
Banco Popular Espanol SA....................................      Spain            2,598,534          72,300,333
Bank Austria AG.............................................     Austria           1,848,462          80,438,324
Deutsche Bank AG............................................     Germany           1,500,000         125,927,851
Foreningssparbanken AB, A...................................      Sweden           4,000,000          50,644,462
Guoco Group Ltd. ...........................................    Hong Kong         16,478,500          32,712,240
HSBC Holdings PLC...........................................    Hong Kong         17,514,436         200,848,462
National Australia Bank Ltd. ...............................    Australia         15,368,416         201,983,762
Nordic Baltic Holding AB....................................      Sweden           7,100,000          37,253,336
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil             953,290          27,764,571
                                                                                                 ---------------
                                                                                                   1,026,517,294
                                                                                                 ---------------
BROADCASTING & PUBLISHING .5%
South China Morning Post Holdings Ltd. .....................    Hong Kong         40,092,400          39,923,434
South China Morning Post Holdings, Ltd., 144A...............    Hong Kong         31,530,000          31,397,119
                                                                                                 ---------------
                                                                                                      71,320,553
                                                                                                 ---------------
BUILDING MATERIALS & COMPONENTS .8%
Caradon PLC.................................................  United Kingdom       6,546,802          13,694,076
*Cemex SA, ADR..............................................      Mexico           1,916,869          40,973,075
+Hepworth PLC...............................................  United Kingdom      21,012,458          49,757,182
                                                                                                 ---------------
                                                                                                     104,424,333
                                                                                                 ---------------
CHEMICALS 3.4%
Akzo Nobel NV...............................................   Netherlands         2,950,000         113,633,038
BASF AG.....................................................     Germany           2,620,000         116,409,131
Cookson Group PLC...........................................  United Kingdom      24,015,799          81,322,739
DSM NV, Br. ................................................   Netherlands         3,243,885         106,402,451

                                                                              15



TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
*Laporte PLC................................................  United Kingdom       6,000,000     $    44,849,633
Laporte PLC, B..............................................  United Kingdom      31,677,600             500,081
                                                                                                 ---------------
                                                                                                     463,117,073
                                                                                                 ---------------
CONSTRUCTION & HOUSING .2%
+Hollandsche Beton Groep NV.................................   Netherlands         2,032,325          28,175,375
                                                                                                 ---------------
ELECTRICAL & ELECTRONICS 5.4%
*ABB Ltd. ..................................................   Switzerland           883,443          93,715,295
Fuji Photo Film Co. Ltd. ...................................      Japan            4,000,000         175,868,190
+G P Batteries International Ltd. ..........................    Singapore          6,240,398           5,756,357
Hitachi Ltd. ...............................................      Japan            9,000,000         122,807,337
Koninklijke Philips Electronics NV..........................   Netherlands         1,017,542         188,335,740
Marconi PLC.................................................  United Kingdom      10,694,500         133,206,417
                                                                                                 ---------------
                                                                                                     719,689,336
                                                                                                 ---------------
ENERGY EQUIPMENT & SERVICES .6%
*Koninklijke Vopak NV.......................................   Netherlands         1,302,048          30,649,254
TransCanada PipeLines Ltd. .................................      Canada           8,006,064          54,624,420
                                                                                                 ---------------
                                                                                                      85,273,674
                                                                                                 ---------------
ENERGY SOURCES 3.6%
Fortum Corp. ...............................................     Finland           3,515,758          15,671,624
Norsk Hydro AS..............................................      Norway           2,919,522         108,762,070
*Ranger Oil Ltd. ...........................................      Canada           3,305,505          12,189,050
*Renaissance Energy Ltd. ...................................      Canada           6,480,000          52,697,450
Shell Transport & Trading Co. PLC...........................  United Kingdom      22,774,404         156,934,681
Societe Elf Aquitaine SA, Br. ..............................      France             453,907          71,230,917
Total Fina SA, B............................................      France             519,599          68,783,624
                                                                                                 ---------------
                                                                                                     486,269,416
                                                                                                 ---------------
FINANCIAL SERVICES 2.5%
AXA SA......................................................      France             800,000         100,511,221
Lend Lease Corp. Ltd. ......................................    Australia          2,601,838          34,195,393
Nomura Securities Co. Ltd. .................................      Japan            7,000,000         197,533,112
                                                                                                 ---------------
                                                                                                     332,239,726
                                                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS 1.4%
Northern Foods PLC..........................................  United Kingdom      15,268,667          22,356,443
Panamerican Beverages Inc., A...............................      Mexico           4,624,000          78,897,000
*Pepsi-Gemex SA de CV, GDR..................................      Mexico           2,512,300          12,561,500
Tate & Lyle PLC.............................................  United Kingdom      19,100,000          76,813,087
                                                                                                 ---------------
                                                                                                     190,628,030
                                                                                                 ---------------

 16



TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 3.3%
Aracruz Celulose SA, ADR....................................      Brazil             692,600     $    14,501,312
Assidoman AB................................................      Sweden           1,780,900          26,204,642
Carter Holt Harvey Ltd. ....................................   New Zealand        41,242,846          39,854,739
Fletcher Challenge Paper Ltd. ..............................   New Zealand         9,228,349           6,453,046
Holmen Aktiebolag AB, B.....................................      Sweden           3,666,800         103,726,064
Metsa Serla OY, B...........................................     Finland           2,859,000          25,185,426
Norske Skogindustrier ASA, A................................      Norway           1,619,000          62,339,751
Stora Enso OYJ, R, (EURO/FIM Traded)........................     Finland           5,763,250          58,260,044
*Stora Enso OYJ, R, (EURO Traded)...........................     Finland           5,654,331          60,969,594
UPM-Kymmene Corp. ..........................................     Finland           1,567,834          43,471,699
                                                                                                 ---------------
                                                                                                     440,966,317
                                                                                                 ---------------
HEALTH & PERSONAL CARE 1.3%
Aventis SA..................................................      France           2,680,000         136,749,174
Mayne Nickless Ltd., A......................................    Australia          8,000,000          15,525,681
Merck KGAA..................................................     Germany           1,093,137          28,415,311
                                                                                                 ---------------
                                                                                                     180,690,166
                                                                                                 ---------------
INDUSTRIAL COMPONENTS 2.2%
Chudenko Corp. .............................................      Japan            1,530,000          18,119,612
Michelin SA, B..............................................      France           2,395,000          74,776,738
Sandvik AB, A...............................................      Sweden             204,700           5,545,369
Sandvik AB, B...............................................      Sweden           2,960,350          79,352,373
SKF AB, A...................................................      Sweden           1,925,705          36,023,226
SKF AB, B...................................................      Sweden           2,739,176          54,364,848
+Yamato Kogyo Co. Ltd. .....................................      Japan            7,702,000          28,464,904
                                                                                                 ---------------
                                                                                                     296,647,070
                                                                                                 ---------------
INSURANCE 1.9%
Ace Ltd. ...................................................     Bermuda           1,596,000          28,528,500
Partnerre Ltd. .............................................     Bermuda           1,509,300          46,788,300
Scor........................................................      France             700,555          28,057,542
XL Capital Ltd., A..........................................     Bermuda           1,446,000          58,472,625
Zurich Allied PLC...........................................  United Kingdom      11,000,000          93,772,200
                                                                                                 ---------------
                                                                                                     255,619,167
                                                                                                 ---------------
LEISURE & TOURISM .6%
Grand Hotel Holdings Ltd., A................................    Hong Kong         27,218,000           3,846,919
Mandarin Oriental International Ltd. .......................    Hong Kong         33,066,000          17,028,990
*Mandarin Oriental International Ltd, rts., 3/07/00.........    Hong Kong          6,613,889              33,066
Rank Group PLC..............................................  United Kingdom       3,976,429           9,902,623
Shangri-La Asia Ltd. .......................................    Hong Kong         55,610,000          44,657,771
                                                                                                 ---------------
                                                                                                      75,469,369
                                                                                                 ---------------

                                                                              17



TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING 2.5%
CNH Global NV...............................................   Netherlands         2,900,900     $    32,091,206
Invensys PLC................................................  United Kingdom      27,849,250         127,936,408
Kvaerner ASA, A.............................................      Norway           2,271,444          39,263,203
Makita Corp. ...............................................      Japan            3,965,700          32,669,960
+Mckechnie Group PLC........................................  United Kingdom      10,052,495          39,356,204
METSO OYJ...................................................     Finland           4,742,672          62,097,776
                                                                                                 ---------------
                                                                                                     333,414,757
                                                                                                 ---------------
MERCHANDISING 2.7%
Best Denki Co. Ltd. ........................................      Japan            2,023,140          14,199,089
Dairy Farm International Holdings Ltd. .....................    Hong Kong         48,031,383          27,137,731
Gucci Group NV, N.Y. shs. ..................................   Netherlands           566,400          49,524,600
Marks & Spencer PLC.........................................  United Kingdom      30,000,000         108,572,105
Matsuzakaya Co. Ltd. .......................................      Japan            2,294,600           5,221,883
Safeway PLC.................................................  United Kingdom      38,807,088          94,038,804
Somerfield PLC..............................................  United Kingdom      11,000,000           9,464,046
Storehouse..................................................  United Kingdom      14,931,522          10,489,427
W.H. Smith PLC..............................................  United Kingdom       9,761,360          48,695,079
                                                                                                 ---------------
                                                                                                     367,342,764
                                                                                                 ---------------
METALS & MINING 3.1%
Alcan Aluminum Ltd. ........................................      Canada             200,758           6,592,777
Anglo American Platinum Corp. Ltd. .........................   South Africa        1,957,000          55,520,355
Barrick Gold Corp. .........................................      Canada           5,202,000          84,787,939
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil           1,483,275          45,518,002
Corus Group PLC.............................................  United Kingdom      73,220,192         122,524,909
Grupo Mexico SA de CV, B....................................      Mexico           5,466,000          27,131,618
Industrias Penoles SA.......................................      Mexico             825,300           2,224,469
Pohang Iron & Steel Co. Ltd. ...............................   South Korea           603,460          64,345,061
Union Miniere NPV...........................................     Belgium              20,251             662,887
                                                                                                 ---------------
                                                                                                     409,308,017
                                                                                                 ---------------
MISC MATERIALS & COMMODITIES 1.0%
+Agrium Inc. ...............................................      Canada           7,018,695          60,974,913
De Beers/Centenary Linked Units, reg........................   South Africa          929,800          20,370,104
De Beers/Centenary Linked Units, ADR........................   South Africa        2,223,200          50,994,650
                                                                                                 ---------------
                                                                                                     132,339,667
                                                                                                 ---------------
MULTI-INDUSTRY 5.8%
*Alfa SA de CV, A...........................................      Mexico           5,538,100          19,508,678
Amoy Properties Ltd. .......................................    Hong Kong         29,631,900          16,657,188
Broken Hill Proprietary Co. Ltd. ...........................    Australia          4,680,580          46,257,619
Cheung Kong Holdings Ltd. ..................................    Hong Kong         17,985,400         239,179,845
Cheung Kong Infrastructure Holdings Ltd. ...................    Hong Kong          8,000,000          10,947,217
*DESC SA de CV DESC, B......................................      Mexico           7,699,000           5,095,410
+Elementis PLC..............................................  United Kingdom      28,738,196          32,664,774



 18

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Hutchison Whampoa Ltd. .....................................    Hong Kong          2,083,000     $    32,652,259
+Inchcape PLC...............................................  United Kingdom       5,000,000          19,141,211
Jardine Matheson Holdings Ltd. .............................    Hong Kong         13,099,952          45,849,832
Jardine Strategic Holdings Ltd. ............................    Hong Kong         14,694,764          23,217,727
Metra OY, B.................................................     Finland             284,185           5,827,668
Pacific Dunlop Ltd. ........................................    Australia         18,164,791          17,960,973
Pilkington PLC..............................................  United Kingdom      50,000,000          52,884,995
Saab AB, B..................................................      Sweden           2,509,750          21,613,565
Swire Pacific Ltd., A.......................................    Hong Kong         30,542,400         146,378,106
Swire Pacific Ltd., B.......................................    Hong Kong         31,296,200          20,307,063
Wheelock and Company Ltd. ..................................    Hong Kong         18,588,809          12,539,349
Williams PLC................................................  United Kingdom         600,000           2,495,856
                                                                                                 ---------------
                                                                                                     771,179,335
                                                                                                 ---------------
REAL ESTATE .8%
+Bail Investissement........................................      France             164,380          19,528,918
Hang Lung Development Co. Ltd. .............................    Hong Kong         45,084,000          35,046,282
New World Development Co. Ltd. .............................    Hong Kong         19,473,380          28,023,572
Wereldhave NV...............................................   Netherlands           526,100          21,349,118
                                                                                                 ---------------
                                                                                                     103,947,890
                                                                                                 ---------------
RECREATION & OTHER CONSUMER GOODS .4%
Yue Yuen Industrial Holdings Ltd. ..........................    Hong Kong         27,581,400          52,981,180
                                                                                                 ---------------
TELECOMMUNICATIONS 8.6%
Alcatel SA..................................................      France             400,000          93,656,433
Asia Satellite Telecommunications Hldgs. Ltd. ..............    Hong Kong          7,281,000          26,335,014
Asia Satellite Telecommunications Hldgs. Ltd., ADR..........    Hong Kong            202,300           7,535,675
Cable & Wireless HKT Ltd. ..................................    Hong Kong         20,312,687          67,728,096
Nippon Telegraph & Telephone Corp. .........................      Japan               12,083         167,185,472
Nortel Inversora SA, ADR, B.................................    Argentina            700,000          16,056,250
SK Telecom Co. Ltd., ADR....................................   South Korea         5,071,446         227,898,105
Smartone Telecommunications Holdings Ltd. ..................    Hong Kong         15,888,300          61,448,043
Telecom Argentina Stet-France Telecom SA, ADR...............    Argentina          3,228,900         134,604,769
Telecom Corp. of New Zealand Ltd. ..........................   New Zealand        11,685,100          48,231,374
*Telecomunicacoes de Minas Gerais SA Telemig................      Brazil         176,397,107           5,233,596
Telecomunicacoes de Sao Paulo SA (Telesp)...................      Brazil       1,286,527,314          26,246,755
Telefonica de Argentina SA (TEAR), B, ADR...................    Argentina          1,038,560          47,449,210
Telefonica del Peru SA, B, ADR..............................       Peru                2,000              39,250
Telefonos de Mexico SA (Telmex), ADR........................      Mexico           3,326,000         218,684,500
                                                                                                 ---------------
                                                                                                   1,148,332,542
                                                                                                 ---------------
TEXTILES & APPAREL .7%
Adidas-Salomon AG...........................................     Germany           1,628,500          86,309,606
Courtaulds Textiles PLC.....................................  United Kingdom       3,750,000           7,429,552
                                                                                                 ---------------
                                                                                                      93,739,158
                                                                                                 ---------------

                                                                              19



TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES              VALUE
                                                                 ------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 3.6%
Air New Zealand Ltd., B.....................................   New Zealand        16,817,000     $    17,149,288
British Airways PLC.........................................  United Kingdom      21,000,000          99,704,002
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom       5,185,828          58,247,954
SAS Danmark AS..............................................     Denmark           1,136,000          11,708,304
SAS Norge ASA, B............................................      Norway           1,880,000          16,696,668
SAS Sverige AB..............................................      Sweden           3,000,000          24,295,654
Sea Containers Ltd., A......................................  United Kingdom         800,000          19,600,000
Seino Transportation Co. Ltd. ..............................      Japan            1,385,000           6,946,748
Singapore Airlines Ltd. ....................................    Singapore         22,495,200         208,808,493
Stagecoach Holdings PLC.....................................  United Kingdom       4,279,970           6,283,641
Vosper Thornycroft Holdings PLC.............................  United Kingdom         726,286          11,924,184
                                                                                                 ---------------
                                                                                                     481,364,936
                                                                                                 ---------------
UTILITIES ELECTRICAL & GAS 7.1%
CLP Holdings Ltd. ..........................................    Hong Kong         21,376,000          94,481,986
Electrabel SA...............................................     Belgium             182,420          49,297,956
Endesa SA...................................................      Spain            2,000,000          42,303,286
Gener SA, ADR...............................................      Chile            1,918,650          29,739,075
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong         39,378,200         120,166,553
Iberdrola SA, Br. ..........................................      Spain           11,500,000         144,263,447
Korea Electric Power Corp. .................................   South Korea         1,716,840          42,954,962
National Grid Group PLC.....................................  United Kingdom       2,870,293          22,316,194
National Power PLC..........................................  United Kingdom      11,000,000          65,032,757
Powergen PLC................................................  United Kingdom       9,300,000          64,268,293
Thames Water Group PLC......................................  United Kingdom       8,267,833          89,537,192
Transportadora de Gas del Sur SA, B, Reg S, ADR.............    Argentina          3,590,600          33,213,050
Veba AG.....................................................     Germany           3,500,000         155,339,899
                                                                                                 ---------------
                                                                                                     952,914,650
                                                                                                 ---------------
TOTAL COMMON STOCKS (COST $10,362,119,950)..................                                      10,319,751,862
                                                                                                 ---------------
PREFERRED STOCKS 4.4%
Ballast Nedam NV, pfd.......................................   Netherlands            66,819           1,379,880
*Banco Bradesco SA, BBD, pfd. ..............................      Brazil         323,608,997           2,324,425
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil             949,420          25,217,711
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil           1,550,500          41,183,103
Embratel Participacoes SA, ADR, pfd. .......................      Brazil             891,000          21,384,000
News Corp. Ltd., ADR, pfd. .................................    Australia          1,105,600          55,625,500
Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil         540,000,000         140,378,638
Tele Centro Sul Participacoes SA, ADR, pfd. ................      Brazil             730,000          52,651,250
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........      Brazil         472,200,000          69,248,885
Telecomunicacoes de Minas Gerais Celular Telemig, B,
  pfd. .....................................................      Brazil          38,363,000             737,125
Telecomunicacoes de Sao Paulo SA, (Telesp), ADR, pfd. ......      Brazil           2,050,000          70,084,375
Telesp Celular Participacoes SA, pfd. ......................      Brazil              26,979                 580
Volkswagen AG, pfd. ........................................     Germany           4,570,840         106,934,130
                                                                                                 ---------------
TOTAL PREFERRED STOCKS (COST $556,611,700)..................                                         587,149,602
                                                                                                 ---------------


 20

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**             VALUE
                                                                 -------------------------------------------
BONDS 5.4%
U.S. Treasury Bonds:
  8.75%, 8/15/20............................................  United States    $  150,000,000     $   188,718,750
  7.50%, 11/15/24...........................................  United States       150,000,000         170,859,450
  6.75%, 8/15/26............................................  United States       175,000,000         184,023,525
  6.625%, 2/15/27...........................................  United States       175,000,000         181,398,525
                                                                                                  ---------------
TOTAL BONDS (COST $712,019,531).............................                                          725,000,250
                                                                                                  ---------------
SHORT TERM INVESTMENTS (COST $1,860,906,632) 13.9%
U.S. Treasury Bills, 4.850% to 5.695%, with maturities to
  6/15/00...................................................  United States     1,880,594,000       1,860,590,484
                                                                                                  ---------------
TOTAL INVESTMENTS (COST $13,491,657,813) 100.7%.............                                       13,492,492,198
OTHER ASSETS, LESS LIABILITIES (.7%)........................                                          (85,995,957)
                                                                                                  ---------------
TOTAL NET ASSETS 100.0%.....................................                                      $13,406,496,241
                                                                                                  ===============

*Non-income producing.
**Securities denominated in U.S. dollars.
+Affiliated issuers (see note 6).


                       See Notes to Financial Statements.

                                                                              21


TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $13,491,657,813)..........................................    $13,492,492,198
 Cash.......................................................          1,526,929
 Receivables:
  Investment securities sold................................         91,276,861
  Capital shares sold.......................................        110,776,807
  Dividends and interest....................................         21,817,243
                                                                ---------------
      Total assets..........................................     13,717,890,038
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................        236,368,267
  Capital shares redeemed...................................         56,464,942
  To affiliates.............................................         15,195,454
 Accrued expenses...........................................          3,365,134
                                                                ---------------
      Total liabilities.....................................        311,393,797
                                                                ---------------
Net assets, at value........................................    $13,406,496,241
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $     4,009,925
 Net unrealized appreciation................................            834,385
 Accumulated net realized gain..............................        988,842,618
 Capital shares.............................................     12,412,809,313
                                                                ---------------
Net assets, at value........................................    $13,406,496,241
                                                                ===============
CLASS A:
 Net asset value per share ($12,073,223,826 / 1,186,677,164
   shares outstanding)......................................             $10.17
                                                                ===============
 Maximum offering price per share ($10.17 / 94.25%).........             $10.79
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
   ($38,543,461 / 3,819,882 shares outstanding)*............             $10.09
                                                                ===============
CLASS C:
 Net asset value per share ($1,199,639,524 / 119,341,090
   shares outstanding)*.....................................             $10.05
                                                                ===============
 Maximum offering price per share ($10.05 / 99.00%).........             $10.15
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($95,089,430 / 9,355,529 shares outstanding).............             $10.16
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.

 22




TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $7,321,695)
 Dividends..................................................    $  100,737,905
 Interest...................................................        56,075,531
                                                                --------------
      Total investment income...............................                         $  156,813,436
Expenses:
 Management fees (Note 3)...................................        41,199,270
 Administrative fees (Note 3)...............................         5,246,837
 Distribution fees (Note 3)
  Class A...................................................        15,303,445
  Class B...................................................           138,795
  Class C...................................................         6,097,732
 Transfer agent fees (Note 3)...............................        13,993,000
 Custodian fees.............................................         1,976,000
 Reports to shareholders....................................           792,000
 Registration and filing fees...............................           285,000
 Professional fees..........................................           107,700
 Directors' fees and expenses...............................            98,600
 Other......................................................            22,452
                                                                --------------
      Total expenses........................................                             85,260,831
                                                                                     --------------
            Net investment income...........................                             71,552,605
                                                                                     --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,078,668,486
  Foreign currency transactions.............................        (3,087,580)
                                                                --------------
      Net realized gain.....................................                          1,075,580,906
      Net unrealized depreciation on investments............                           (995,030,231)
                                                                                     --------------
Net realized and unrealized gain............................                             80,550,675
                                                                                     --------------
Net increase in net assets resulting from operations........                         $  152,103,280
                                                                                     ==============


                       See Notes to Financial Statements.
                                                                              23



TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000          YEAR ENDED
                                                                   (UNAUDITED)           AUGUST 31, 1999
                                                                ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $    71,552,605         $   351,425,070
  Net realized gain from investments and foreign currency
    transactions............................................       1,075,580,906              27,606,261
  Net unrealized appreciation (depreciation) on
    investments.............................................        (995,030,231)          3,752,103,566
                                                                ----------------------------------------
    Net increase in net assets resulting from operations....         152,103,280           4,131,134,897
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (360,620,606)           (319,053,548)
   Class B..................................................            (667,417)                     --
   Class C..................................................         (25,166,836)            (27,544,740)
   Advisor Class............................................          (3,197,102)             (1,552,072)
  Net realized gains:
   Class A..................................................        (107,747,829)           (940,330,691)
   Class B..................................................            (236,263)                     --
   Class C..................................................         (10,941,236)           (102,214,786)
   Advisor Class............................................            (848,770)             (4,253,117)
 Capital share transactions (Note 2):
   Class A..................................................         457,370,625          (1,282,999,736)
   Class B..................................................          23,081,365              15,798,522
   Class C..................................................          32,295,222            (208,492,650)
   Advisor Class............................................          20,366,102              14,877,679
                                                                ----------------------------------------
    Net increase in net assets..............................         175,790,535           1,275,369,758
Net assets:
 Beginning of period........................................      13,230,705,706          11,955,335,948
                                                                ----------------------------------------
 End of period..............................................     $13,406,496,241         $13,230,705,706
                                                                ========================================
Undistributed net investment income included in net assets:
 End of period..............................................     $     4,009,925         $   322,109,281
                                                                ========================================

                       See Notes to Financial Statements.


 24




TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                                                              25



TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At February 29, 2000, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.5 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 29, 2000                         AUGUST 31, 1999
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                     ------------------------------------------------------------------
CLASS A SHARES:
Shares sold.....................................   736,390,750    $ 7,684,924,326            958,199,306    $  8,964,615,268
Shares issued on reinvestment of
  distributions.................................    40,185,843        403,001,993            140,749,711       1,127,399,717
Shares redeemed.................................  (728,278,189)    (7,630,555,694)        (1,235,651,096)    (11,375,014,721)
                                                  --------------------------------------------------------------------------
Net increase (decrease).........................    48,298,404    $   457,370,625           (136,702,079)   $ (1,282,999,736)
                                                  ==========================================================================


 26


TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 29, 2000                         AUGUST 31, 1999*
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                     ------------------------------------------------------------------
CLASS B SHARES:
Shares sold.....................................     2,227,200    $    23,262,563              1,618,210    $     15,907,208
Shares issued on reinvestment of
  distributions.................................        79,985            795,843                     --                  --
Shares redeemed.................................       (94,686)          (977,041)               (10,827)           (108,686)
                                                  --------------------------------------------------------------------------
Net increase....................................     2,212,499    $    23,081,365              1,607,383    $     15,798,522
                                                  ==========================================================================

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 29, 2000                         AUGUST 31, 1999
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                     ------------------------------------------------------------------
CLASS C SHARES:
Shares sold.....................................    24,997,455    $   257,946,148             42,361,421    $    377,236,433
Shares issued on reinvestment of
  distributions.................................     2,862,630         28,368,538             12,347,649          97,793,089
Shares redeemed.................................   (24,577,457)      (254,019,464)           (78,357,177)       (683,522,172)
                                                  --------------------------------------------------------------------------
Net increase (decrease).........................     3,282,628    $    32,295,222            (23,648,107)   $   (208,492,650)
                                                  ==========================================================================

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 29, 2000                         AUGUST 31, 1999
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                     ------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.....................................     6,553,107    $    68,242,534              9,656,116    $     92,836,872
Shares issued on reinvestment of
  distributions.................................       348,516          3,480,467                608,301           4,866,404
Shares redeemed.................................    (4,898,914)       (51,356,899)            (8,841,471)        (82,825,597)
                                                  --------------------------------------------------------------------------
Net increase....................................     2,002,709    $    20,366,102              1,422,946    $     14,877,679
                                                  ==========================================================================

*Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.



                                                                              27



TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 29, 2000, unreimbursed costs were $11,669,642. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $510,816 and $145,651, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At February 29, 2000, net unrealized depreciation based on the cost of investments for income tax purposes of $13,500,863,960 was as follows:

Unrealized appreciation...................................    $ 1,928,143,015
Unrealized depreciation...................................     (1,936,514,777)
                                                              ---------------
Net unrealized depreciation...............................    $    (8,371,762)
                                                              ===============

At August 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1998 of $10,200,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

 28

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $3,078,738,813 and $3,078,579,947, respectively.

6. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at February 29, 2000 were $283,819,838. For the period ended February 29, 2000, dividend income from "affiliated persons" was $8,053,339 and net realized gains from disposition of "affiliated persons" were $13,163,041.



                                      NUMBER OF                                 NUMBER OF
                                     SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
          NAME OF ISSUER            AUG. 31, 1999   ADDITIONS   REDUCTIONS    FEB. 29, 2000   FEB. 29, 2000   9/1/99-2/29/00
-----------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ......................    7,018,695           --            --      7,018,695     $ 60,974,913      $  386,028
Bail Investissement...............      164,380           --            --        164,380       19,528,918
DSM NV, Br. ......................    1,852,903     3,162,590   (1,771,608)     3,243,885          *
Elementis PLC.....................   28,738,196           --            --     28,738,196       32,664,774       1,056,000
Elkem ASA, A......................    1,910,700           --    (1,910,700)            --          *
Grand Hotel Holdings Ltd., A......   29,837,000           --    (2,619,000)    27,218,000          *                74,898
G P Batteries International
 Ltd. ............................    6,240,398           --            --      6,240,398        5,756,357         320,036
Hepworth PLC......................   21,012,458           --            --     21,012,458       49,757,182
Hollandsche Beton Groep NV........    2,032,325           --            --      2,032,325       28,175,375
Inchcape PLC......................    5,000,001           --            (1)     5,000,000       19,141,211
Mckechnie Group PLC...............   10,052,495           --            --     10,052,495       39,356,204       2,659,566
SAS Norge ASA, B..................    1,233,300      646,700            --      1,880,000          *
Vickers Group PLC.................   22,672,701           --    (22,672,701)           --          *             1,178,924
W.H. Smith Group PLC..............    9,761,360           --            --      9,761,360          *             2,192,787
Yamato Kogyo Co. Ltd. ............    7,702,000           --            --      7,702,000       28,464,904         185,100
                                                                                              -------------------------------
TOTAL NON CONTROLLED AFFILIATES...                                                            $283,819,838      $8,053,339
                                                                                              ===============================

                                      REALIZED
                                       CAPITAL
          NAME OF ISSUER            GAIN/(LOSSES)
----------------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ......................
Bail Investissement...............
DSM NV, Br. ......................   $11,249,863
Elementis PLC.....................
Elkem ASA, A......................    10,572,485
Grand Hotel Holdings Ltd., A......      (675,019)
G P Batteries International
 Ltd. ............................
Hepworth PLC......................
Hollandsche Beton Groep NV........
Inchcape PLC......................
Mckechnie Group PLC...............
SAS Norge ASA, B..................
Vickers Group PLC.................    (7,984,288)
W.H. Smith Group PLC..............
Yamato Kogyo Co. Ltd. ............
                                    -------------
TOTAL NON CONTROLLED AFFILIATES...   $13,163,041
                                    =============

*As of February 29, 2000, no longer an affiliate.

                                                                              29



SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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